Exhibit 10.4
EXECUTION COPY
AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
BETWEEN
VW CREDIT, INC.,
as Seller
AND
VOLKSWAGEN DEALER FINANCE, LLC,
as Buyer
DATED AS OF AUGUST 11, 2005

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TABLE OF CONTENTS
(continued)

Page
SECTION 8.8 Assignment	16

SECTION 8.9 Further Assurances	16

SECTION 8.10 No Waiver; Cumulative Remedies	16

SECTION 8.11 Counterparts	16

SECTION 8.12 Third-Party Beneficiaries	16

SECTION 8.13 Merger and Integration	17

SECTION 8.14 Headings	17

SECTION 8.15 Submission to Jurisdiction	17
EXHIBITS
Exhibit A       Form of Assignment
Exhibit B       Form of Reassignment
SCHEDULES
Schedule 1       List of Accounts

ii

     AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of August 11, 2005 (as amended, supplemented or modified from time to time, this “Agreement”) between VW CREDIT, INC., a Delaware corporation (“VCI”), as seller, and VOLKSWAGEN DEALER FINANCE, LLC, a Delaware limited liability company (“VDF”), as buyer.
WITNESSETH:
     WHEREAS, VCI and VDF entered into that certain Receivables Purchase Agreement, dated as of August 10, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”);
     WHEREAS, VCI in the ordinary course of its business finances the purchase of floorplan inventory by automotive and/or light duty truck dealers thereby generating certain payment obligations under revolving credit account agreements established with such dealers;
     WHEREAS, VCI wishes to sell certain of such existing and future payment obligations generated under such accounts from time to time to VDF;
     WHEREAS, VDF desires to sell such payment obligations to Volkswagen Credit Auto Master Owner Trust, a Delaware statutory trust (the “Trust”) pursuant to an amended and restated trust sale and servicing agreement, dated as of August 11, 2005 (as the same may from time to time be amended, supplemented or otherwise modified, the “Trust Sale and Servicing Agreement”), among VDF, as transferor, VCI, as servicer (in such capacity, the “Servicer”) and the Trust;
     WHEREAS, the Trust will pledge all such payment obligations to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders; and
     WHEREAS, this Agreement amends and restates as of the date hereof in its entirety the Existing Agreement, and upon the effectiveness of this Agreement, the terms and provisions of the Existing Agreement shall be superseded hereby in their entirety.
     NOW THEREFORE, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
     SECTION 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in Part I of Appendix A to the Trust Sale and Servicing Agreement. All references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of Appendix A to the Trust Sale and Servicing Agreement shall be applicable to this Agreement.

ARTICLE II

CONVEYANCE OF RECEIVABLES
     SECTION 2.1 Conveyance of Receivables. By execution of this Agreement, VCI does hereby sell, transfer, assign, contribute, set over and otherwise convey, without recourse (except as expressly provided herein), to VDF on the Initial Closing Date, in the case of the Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by VCI at the close of business on the Initial Cut-Off Date (including all interest thereon accruing after June 30, 2000, whether paid or payable), in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due thereon and all amounts received with respect thereto and all proceeds of all of the foregoing (including “proceeds” as defined in Section 9-102 of the UCC) and Recoveries thereof (all such assets conveyed pursuant to this Agreement, the “Conveyed Assets”). Subject to Article VI, prior to the earlier of (x) the occurrence of an Early Amortization Event specified in Section 5.17(a), (b), (c), (d), (e) or (f) of the Indenture and (y) the Trust Termination Date, as of each Business Day on which Receivables are created in the Accounts (a “Transfer Date”), VCI does hereby sell, transfer, assign, set over and otherwise convey (except as expressly provided herein) to VDF, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in any Removed Account from and after the applicable Removal Date) and all Collateral Security with respect thereto owned by VCI at the close of business on such Transfer Date and not theretofore conveyed to VDF, all monies due or to become due and all amounts received with respect thereto and all proceeds of all of the foregoing (including “proceeds” as defined in Section 9-102 of the UCC) and Recoveries thereof. The foregoing sale, contribution, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by VDF of any obligation of the Servicer, VCI, or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.
     It is the express intent of the parties hereto that the conveyance of the Conveyed Assets by VCI be, and be construed as, sales and contributions of such Conveyed Assets by VCI to VDF, and not a pledge by VCI to VDF to secure a debt or other obligations of VCI. However, in the event that, notwithstanding the aforementioned intent of the parties, any such Conveyed Assets are held to be the property of VCI, then it is the express intent of the parties to this Agreement that this Agreement constitutes a “security agreement” under the UCC and applicable law, and VCI hereby grants to VDF a first priority, continuing lien and security interest in all right, title and interest of VCI in, to and under the Conveyed Assets sold and contributed pursuant to this Agreement, and all proceeds in respect thereof. VCI shall take such actions, as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement.
     In connection with such sales and contributions, VCI agrees to record and file, at its own expense, a financing statement on form UCC-1 or any other applicable form (and continuation statements when applicable) naming VCI as “seller” or “debtor” and VDF as “buyer” or “secured party” thereon with respect to the Receivables now existing and hereafter created for the sale of chattel paper, general intangibles, payment intangibles or accounts (as defined in Sections 9-102 of the UCC) meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the sale, contribution and assignment of the Conveyed Assets to VDF, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to VDF on or prior to the Initial Closing Date, in the case of Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. In addition, VCI shall cause to be timely filed in the appropriate filing office any form UCC-1 financing statement and continuation statement necessary to perfect any sale or contribution of Conveyed Assets to VDF. VDF shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales. The parties hereto intend that the transfers of Receivables effected by this Agreement be sales. Nothing in this Agreement shall be construed or interpreted to provide recourse against VCI for the financial inability of a Dealer to make one or more payments on a Receivable.
     In connection with such sales and contributions, VCI further agrees, at its own expense, on or prior to the Initial Closing Date, in the case of Initial Accounts, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removed Accounts, (a) to indicate in its computer files that the Receivables created in connection with the Accounts (other than Removed Accounts) have been sold, and the Collateral Security assigned, to VDF pursuant to this Agreement and sold to the Trust pursuant to the Trust Sale and Servicing Agreement for the benefit of the Residual Interestholder and pledged to the Indenture Trustee under the Indenture for the benefit of the Noteholders and the other Beneficiaries and (b) to deliver to VDF a computer file or microfiche or written list (which may be in electronic form) containing a true and complete list of all such Accounts (other than Removed Accounts) specifying for each such Account, as of the Initial Cut-Off Date, in the case of Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts (i) its account number and (ii) the aggregate amount of Principal Receivables in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. In addition, in connection with such sales or contributions, VCI shall deliver to VDF all documents constituting “instruments” (as defined in Section 9-102 of the UCC) with such endorsements attached as VDF may reasonably require.
     The purchase price for the Receivables sold by VCI to VDF on each Addition Date and on each Transfer Date shall be a price agreed to by VDF and VCI at the time of acquisition by VDF, which price shall not, in the opinion of VDF, be materially less favorable to VDF than prices for transactions of a generally similar character at the time of the acquisition taking into account the quality of such Receivables and other pertinent factors; provided that such consideration shall in any event not be less than reasonably equivalent value therefor. If and to the extent that VDF shall not have funds available to pay VCI the purchase price for the Receivables transferred (such difference is referred to herein as the “Excess Purchase Price”), (x) such Excess Purchase Price shall automatically be considered to have been contributed to VDF by VCI as a capital contribution or (y) at the option of VCI (as evidenced by notice to the VDF), to the extent VDF would not be left with insufficient capital to meet, with a reasonable degree of certainty, its reasonably foreseeable obligations as they come due, VDF may increase the principal amount due and outstanding under the VDF Subordinated Note.
     By executing this Agreement, the parties hereto do not intend to cancel, release or in any way impair the conveyances previously made under the Existing Agreement.
     SECTION 2.2 Representations and Warranties of VCI Relating to VCI and this Agreement. VCI hereby represents and warrants to VDF as of each Closing Date and as of each Addition Date that:
          (a) Existence and Power. VCI is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, all power and authority required to carry on its business as now conducted. VCI has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of VCI to perform its obligations under the Basic Documents or affect the enforceability or collectibility of the Receivables or any other part of the Conveyed Assets.
          (b) Authorization and No Contravention. The execution, delivery and performance by VCI of each Basic Document to which it is a party (i) have been duly authorized by all necessary action on the part of VCI and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or VCI’s ability to perform its obligations under, the Basic Documents).
          (c) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of VCI, threatened against VCI before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Basic Documents, (ii) seek to prevent the issuance of any Series of Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by VCI of its obligations under this Agreement or any of the other Basic Documents, or (iv) relate to VCI that would materially and adversely affect the federal or applicable state tax income, excise, franchise or similar tax attributes of any Series of Notes.
          (d) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by VCI of any Basic Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Conveyed Assets or would not materially and adversely affect the ability of VCI to perform its obligations under the Basic Documents.

          (e) Binding Effect. Each Basic Document to which VCI is a party constitutes the legal, valid and binding obligation of VCI enforceable against VCI in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect, or by general principles of equity.
          (f) Record of Accounts. As of the Initial Closing Date, in the case of Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Date, in the case of Removed Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Initial Cut-Off Date, the applicable Additional Cut-Off Date or the applicable Removal Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Date, as the case may be.
          (g) Valid Transfer. This Agreement or, in the case of Additional Accounts, the related Assignment constitutes a valid sale, transfer and assignment to VDF of all right, title and interest of VCI in the Receivables and the Collateral Security and the proceeds thereof. Upon the filing of the financing statements described in Section 2.1 and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, VDF shall have a first priority perfected ownership interest in such property. Except as otherwise provided in the Basic Documents, neither VCI nor any Person claiming through or under VCI has any claim to or interest in the Owner Trust Estate or the Trust Estate.
     The representations and warranties set forth in this Section 2.2 shall survive the transfer and assignment of the Receivables to VDF. Upon discovery by VCI or VDF of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.
     In the event a breach of any of the representations and warranties set forth in this Section 2.2 results in the obligation of VDF to redeem the Notes pursuant to Section 2.3 of the Trust Sale and Servicing Agreement and Section 10.1 of the Indenture, VCI shall repurchase the Receivables and the Collateral Security and pay to VDF on the Business Day preceding the date on which such redemption of Notes is to be made an amount of cash equal to the amount VDF is required to deposit into the Note Distribution Account pursuant to Section 2.3 of the Trust Sale and Servicing Agreement. The obligation of VCI to purchase the retransferred Receivables pursuant to this Section 2.2 shall constitute the sole remedy against VCI respecting an event of the type specified in the first sentence of this paragraph available to VDF, the Trust and the Noteholders (or the Indenture Trustee on behalf of the Noteholders.)
     SECTION 2.3 Representations and Warranties of VCI Relating to the Receivables.
          (a) Representations and Warranties. VCI represents and warrants to VDF that:

          (i) Each Receivable and all Collateral Security existing on the Initial Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to VDF free and clear of any Lien (other than the Lien held by VCI subject to Article VII hereof).
          (ii) With respect to each Receivable and all Collateral Security existing on the Initial Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by VCI in connection with the conveyance of such Receivable or Collateral Security to VDF have been duly obtained, effected or given and are in full force and effect.
          (iii) On the Initial Cut-Off Date, each Initial Account is an Eligible Account or in the case of an Additional Account, on the applicable Additional Cut-Off Date, each Account or Additional Account is an Eligible Account.
          (iv) On the Initial Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Addition Date, and on each Transfer Date, each Receivable conveyed to VDF on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to VDF in accordance with Section 2.8.
          (b) Notice of Breach. The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the Receivables to VDF. Upon discovery by VCI or VDF of a breach of any of the representations and warranties set forth in this Section 2.3, the party discovering such breach shall give prompt written notice to the other party.
          (c) Repurchase. In the event any representation or warranty under Section 2.3(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and VDF in connection therewith, is required to purchase such Receivable or all Receivables in such Account pursuant to Section 2.4(c) of the Trust Sale and Servicing Agreement, then within 30 days (or such longer period as may be agreed to by VDF) of the earlier to occur of the discovery of any such event by VCI or VDF, or receipt by VCI or VDF of written notice of any such event given by the Owner Trustee, the Indenture Trustee, any Agent or Enhancement Providers, VCI shall repurchase such Receivable or Receivables which VDF is required to accept reassignment pursuant to the Trust Sale and Servicing Agreement on the Determination Date on which such reassignment is to occur.
     VCI shall purchase each such Receivable by making a payment to VDF in immediately available funds on the Payment Date immediately following the Determination Date on which such reassignment is to occur in an amount equal to the Purchase Price for such Receivable. Upon payment of the Purchase Price, VDF shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to VCI, without recourse, representation or warranty, all the right, title and interest of VDF in and to such Receivable, all Collateral Security and all monies due or to become due with respect thereto and all proceeds thereof. VDF shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by VCI to effect the conveyance of such Receivables pursuant to this Section. The obligation of VCI to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to VDF, the Trust, the Noteholders and the Residual Interestholder (or the Owner Trustee on behalf of the Residual Interestholder or the Indenture Trustee on behalf of the Noteholders).
     (d) Perfection Representations. The representations, warranties and covenants set forth on Schedule 2 hereto shall be a part of this Agreement for all purposes. Notwithstanding any other provision of this Agreement or any other Basic Document, the perfection representations contained in Schedule 2 shall be continuing, and remain in full force and effect until such time as all obligations under the Indenture have been finally and fully paid and performed. The parties to this Agreement: (i) shall not waive any of the perfection representations contained in Schedule 2; (ii) shall provide the Rating Agencies with prompt written notice of any breach of perfection representations contained in Schedule 2 and (iii) shall not waive a breach of any of the perfection representations contained in Schedule 2.
     SECTION 2.4 Addition of Accounts.
          (a) VCI may from time to time offer to voluntarily designate additional Eligible Accounts to be included as Accounts, subject to the conditions specified in paragraph (b) below. If any such offer is accepted by VDF, Receivables and the related Collateral Security from such Additional Accounts shall be sold to VDF effective on a date (the “Addition Date”) specified in a written notice provided by VCI (or the Servicer on its behalf) to VDF and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the “Addition Notice”) on or before the fifth Business Day but not more than the 30th day prior to the related Addition Date (the “Notice Date”).
          (b) VCI shall be permitted to convey to VDF the Receivables and all Collateral Security related thereto in any Additional Accounts designated by VCI as such pursuant to Section 2.4(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date; provided, however, conditions (i), (vi), (vii) and (viii) below shall be inapplicable to Accounts designated by VDF as Automatic Additional Accounts under Section 2.5(b) of the Trust Sale and Servicing Agreement:
          (i) VCI shall provide VDF and any Enhancement Providers with a timely Addition Notice.
          (ii) Such Additional Accounts shall all be Eligible Accounts.
          (iii) VCI shall have delivered to VDF a duly executed written assignment (including an acceptance by VDF) in substantially the form of Exhibit A (the “Assignment”) and the computer file or microfiche or written list (which may be in electronic form) required to be delivered pursuant to Section 2.1.
          (iv) VCI shall have delivered to VDF for deposit in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date.

          (v) (A) No selection procedures believed by VCI to be adverse to the interests of VDF or the Beneficiaries were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, neither VCI, VDF nor the Servicer is insolvent nor will have been made insolvent by such transfer nor are aware of any pending insolvency.
          (vi) After giving effect to the addition of such Additional Accounts, (a) the result of (i) the Pool Balance minus the aggregate Invested Amount for all Series minus (ii) the outstanding principal balance of the VDF Subordinated Note is greater than or equal to (b) 6.75% of the Pool Balance.
          (vii) The addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Amortization Event.
          (viii) VCI shall have delivered to VDF and any Enhancement Providers a certificate of an Executive Officer confirming the items set forth in paragraphs (ii) through (vii) above.
     With respect to Automatic Additional Accounts, VCI shall deliver to VDF and any Enhancement Providers an Opinion of Counsel for the same time periods as the Transferor is required to deliver under Section 2.5(b) of the Trust Sale and Servicing Agreement.
          (c) VCI hereby represents and warrants as of the applicable Addition Date as to the matters set forth in Section 2.4(b)(v) and (vii). The representations and warranties set forth in Section 2.4(b)(v) shall survive the sale, contribution and assignment of the respective Receivables and the related Collateral Security to VDF. Upon discovery by VCI or VDF of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other party and to any Enhancement Providers.
     SECTION 2.5 Covenants of VCI. VCI hereby covenants that:
          (a) No Liens. Except for the conveyances hereunder and under the other Basic Documents, VCI will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein other than a Note or the Residual Interest (other than the Lien held by VCI subject to Article VII hereof) and VCI shall defend the right, title and interest of VDF and the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, against all claims of third parties claiming through or under VCI.
          (b) Floorplan Financing Agreements and Guidelines. VCI shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the applicable Floorplan Financing Agreements relating to the Accounts and the applicable Floorplan Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of VDF, the Trust, the Residual Interestholder, the Noteholders or any Enhancement Providers. Subject to compliance with all Requirements of Law, VCI, in its capacity of Servicer, may change the terms and provisions of the Floorplan

Financing Agreement or the Floorplan Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge assessed thereon) only if such change would be permitted pursuant to Section 3.1(d) of the Trust Sale and Servicing Agreement.
          (c) Account Allocations. In the event that VCI is unable for any reason to transfer Receivables to VDF, then VCI agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Trust Sale and Servicing Agreement. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to VDF and by VDF to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to VDF and Collections with respect thereto shall continue to be allocated and paid in accordance with Section 8.2 of the Indenture.
          (d) Delivery of Collections. In the event that VCI receives Collections, VCI agrees to pay the Servicer or any Successor Servicer all payments received by VCI in respect of the Receivables as soon as practicable after receipt thereof by VCI, but in no event later than two Business Days after the receipt by VCI thereof.
          (e) Notice of Liens. VCI shall notify in writing VDF, the Trust and the Indenture Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or under the Trust Sale and Servicing Agreement or the Indenture.
          (f) Compliance with Law. VCI hereby agrees to comply in all material respects with all Requirements of Law applicable to VCI.
     SECTION 2.6 Removal of Accounts.
          (a) On each Determination Date on which Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, are removed from the Trust pursuant to Section 2.7 of the Trust Sale and Servicing Agreement, VDF shall be deemed to have offered to VCI automatically and without notice to or action by or on behalf of VDF, the right to remove Eligible Accounts from the operation of this Agreement in the manner prescribed in Section 2.6(b).
          (b) To accept such offer and remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, VCI (or the Servicer on its behalf) shall take the following actions and make the following determinations:
          (i) not less than five Business Days prior to the Removal Commencement Date, furnish to VDF, the Owner Trustee, the Indenture Trustee, any Enhancement Providers and the Rating Agencies a written notice (the “Removal Notice”) specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of one or more Accounts (the “Designated Accounts”) will commence (a “Removal Commencement Date”);

          (ii) determine on the Removal Commencement Date the aggregate principal balance of Receivables in respect of each Designated Account (the “Designated Balance”);
          (iii) from and after such Removal Commencement Date, cease to transfer to VDF any and all Receivables arising in such Designated Accounts;
          (iv) from and after the Removal Commencement Date, allocate all Principal Collections in respect of each Designated Account, first to the oldest outstanding principal balance of the Designated Account, until the Determination Date on which the Designated Balance in the Designated Account is reduced to zero (the “Removal Date”);
          (v) on each Business Day from and after the Removal Commencement Date to and until the related Removal Date, allocate (A) to the Trust (to be further allocated pursuant to the Trust Sale and Servicing Agreement), Non-Principal Collections in respect of each Designated Account for Receivables in all Designated Accounts transferred to the Trust and (B) to the Transferor the remainder of the Non-Principal Collections in the Designated Accounts;
          (vi) represent and warrant that the removal of any Eligible Account on the Removal Date shall not, in the reasonable belief of VCI, result in the occurrence of an Early Amortization Event for any Series of Notes;
          (vii) represent and warrant that no selection procedures believed by VCI to be adverse to the interests of the Residual Interestholder, the Noteholders or any Enhancement Providers were utilized in selecting the Accounts to be removed;
          (viii) represent and warrant that the removal will not result in a reduction or withdrawal of the rating of any outstanding Series or class of Notes; and
          (ix) on or before the related Removal Date, deliver to the Indenture Trustee and any Enhancement Provider an Officer’s Certificate confirming the items set forth in clauses (vi), (vii) and (viii) above.
          (c) Subject to Section 2.6(b), and upon the satisfaction of the conditions therein and upon VCI’s consent to the proposed removal, on the Removal Date with respect to any such Designated Accounts, such Designated Accounts shall be deemed removed by operation of this Agreement for all purposes (a “Removed Account”). After the Removal Date and upon the written request of the Servicer, VDF shall deliver to VCI a reassignment in substantially the form of Exhibit B (the “Reassignment”) with respect to the Removed Accounts.
     SECTION 2.7 Removal of Receivables With Accounts. The Transferor may remove Accounts from designation to the Trust pursuant to Section 2.8(b) of the Trust Sale and Servicing Agreement. Nothing in this Agreement shall require VCI to remove such Accounts from the operation of this Agreement or to acquire the related Receivables from the Transferor; provided however, that if VCI chooses to remove such Accounts from the operation of this Agreement and to acquire the Receivables in such Accounts, after the Removal and Reassignment Date and upon the request of VCI, VDF must deliver a Reassignment with respect to the Removed Accounts and the related Receivables.

     SECTION 2.8 Sale of Ineligible Receivables. VCI shall sell to VDF on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables, provided that on the Initial Cut-Off Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.
ARTICLE III

ADMINISTRATION AND SERVICING OF RECEIVABLES
     SECTION 3.1 Acceptance of Appointment and Other Matters Relating to the Servicer.
          (a) VCI agrees to act as the Servicer under this Agreement and the Trust Sale and Servicing Agreement, and VDF consents to VCI acting as the Servicer. VCI will have ultimate responsibility for servicing, managing and making collections on the Receivables and will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Servicer under the Basic Documents.
          (b) The Servicer shall service and administer the Receivables in accordance with the provisions of the Basic Documents.
     SECTION 3.2 Servicing Compensation. As full compensation for its servicing activities hereunder and under the Trust Sale and Servicing Agreement, the Servicer shall be entitled to receive the Servicing Fee on each Payment Date. The Servicing Fee shall be paid in accordance with the terms of the Trust Sale and Servicing Agreement.
ARTICLE IV

ALLOCATION AND APPLICATION OF COLLECTIONS
     SECTION 4.1 Allocations and Applications of Collections and Other Funds. The Servicer will apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as described in Article IV of the Trust Sale and Servicing Agreement and Article VIII of the Indenture.
ARTICLE V

OTHER MATTERS RELATING TO SELLER
     SECTION 5.1 VCI Indemnification of VDF. VCI shall indemnify and hold harmless VDF, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of VCI pursuant to this Agreement arising out of or based on the arrangement created by this Agreement and the activities of VCI taken pursuant thereto, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that VCI shall not indemnify VDF if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by VDF; and provided further, that VCI shall not indemnify VDF for any liabilities, cost or expense of VDF with respect to any Federal income taxes or state and local income, franchise, single business taxes and/or value added taxes or any other taxes imposed on or measured by income in whole or in part (or any interest or penalties with respect thereto) required to be paid by VDF in connection herewith to any taxing authority. Any indemnification under this Section 5.1 shall survive the termination of the Agreement.
     SECTION 5.2 VCI Acknowledgment of Transfers to the Trust. By its execution of the Trust Sale and Servicing Agreement, VCI acknowledges that VDF shall, pursuant to the Trust Sale and Servicing Agreement, transfer the Receivables purchased hereunder and the Collateral Security to the Trust and assign its rights associated therewith under this Agreement to the Trust, subject to the terms and conditions of the Trust Sale and Servicing Agreement, and that the Trust shall in turn further pledge, assign or transfer its rights in such property and this Agreement to the Indenture Trustee under the Indenture.
ARTICLE VI

TERMINATION
     This Agreement will terminate immediately after the Trust terminates pursuant to the Trust Agreement. In addition, VDF shall not purchase Receivables nor shall VCI designate Additional Accounts if VCI shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to VCI or relating to all or substantially all of its property (an “Involuntary Case”) and such Involuntary Case shall have continued for a period of twenty Business Days from and including the day of receipt by VCI at its principal corporate office of notice of such Involuntary Case; provided that during such twenty Business Day period, VDF shall suspend its purchase of Receivables and shall hold all Collections of Principal Receivables that would have been available to purchase Receivables in the Collection Account and (a) if by the first Business Day after such twenty Business Day period, neither VCI nor VDF has obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by VCI to VDF and which provides that VDF and any of its transferees (including the Owner Trustee and the Indenture Trustee) may conclusively rely on such order for the validity and nonavoidance of such transfer (the “Order”), VDF shall hold such Collections in the Collection Account until such time as they may be paid as elsewhere provided herein and shall not purchase Receivables thereafter, or (b) if by such first Business Day, VCI or VDF has obtained such Order, VCI may continue selling Receivables, and VDF may continue purchasing Receivables, pursuant to the terms hereof, as modified by the immediately succeeding sentence. During the period after the twenty Business Day period described above and before the end of the 90-day period described below, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement to the contrary, shall be paid to VCI by VDF in cash not later than the same Business Day of any sale of Receivables. During such period, Receivables will be considered transferred to VDF only to the extent that the purchase price therefor has been paid in cash on the same Business Day. If an Order is obtained but subsequently is reversed or rescinded or expires, VCI shall immediately cease selling Receivables to VDF, and VDF shall immediately cease buying Receivables. VCI shall give prompt written notice to each of VDF, the Owner Trustee and the Indenture Trustee immediately upon becoming a party to an Involuntary Case. If by the first Business Day after the 90-day period after such involuntary filing, such Involuntary Case has not been dismissed, VDF shall not purchase thereafter Receivables or designated Additional Accounts for transfer to the Issuer.

ARTICLE VII

INTERCREDITOR PROVISIONS
     With respect to a Dealer which is the obligor under Receivables that have been or will be sold to VDF hereunder, VCI may be or become a lender to such Dealer under an agreement or arrangement (a “Nonfloorplan Agreement”) other than a Floorplan Financing Agreement pursuant to which VCI has been granted a security interest in the same collateral (the “Common Collateral”) in which the Floorplan Financing Agreement for such Dealer creates a security interest, which Common Collateral may include the same Vehicle (the “Common Vehicle Collateral”) in which such Floorplan Financing Agreement creates a security interest. The Common Collateral other than the related Common Vehicle Collateral is referred to herein as the “Common Non-Vehicle Collateral.” VCI agrees that with respect to each Receivable of each such Dealer (i) the security interest in such Common Vehicle Collateral granted to VCI pursuant to any Nonfloorplan Agreement is junior and subordinate to the security interest created by the related Floorplan Financing Agreement, (ii) VCI has no legal right to realize upon such Common Vehicle Collateral or exercise its rights under the Nonfloorplan Agreement in any manner that is materially adverse to VDF, the Trust, the Residual Interestholder or the Noteholders in respect of the Common Vehicle Collateral until all required payments in respect of such Receivable under the Floorplan Financing Agreement have been paid, and (iii) in realizing upon such Common Vehicle Collateral, neither VDF nor the Trust shall have any obligation to protect or preserve the rights of VCI in such Common Vehicle Collateral. VDF agrees that with respect to each Receivable of each such Dealer (a) the security interest in such Common Non-Vehicle Collateral created by the Floorplan Financing Agreement and hereby assigned to VDF is junior and subordinate to the security interest therein created by the Nonfloorplan Agreement, (b) VDF has no legal right to realize upon such Common Non-Vehicle Collateral or exercise its rights under the Floorplan Financing Agreement in any manner that is materially adverse to VCI until all required payments in respect of the obligation created or secured by the Nonfloorplan Agreement have been made, and (c) in realizing on such Common Non-Vehicle Collateral, VCI shall not be obligated to protect or preserve the rights of VDF or the Trust in such Common Non-Vehicle Collateral. The Trust Sale and Servicing Agreement and the Indenture shall provide that the Trust and the Indenture Trustee on behalf of the Noteholders is subject to the preceding sentence. If VCI in any manner assigns or transfers any rights under, or any obligation evidenced or secured by, a Nonfloorplan Agreement, VCI shall make such assignment or transfer subject to the provisions of this Article VII and shall require such assignee or transferee to acknowledge that it takes such assignment or transfer subject to the provisions of this Article VII and to agree that it will require the same acknowledgment from any subsequent assignee or transferee.
ARTICLE VIII

MISCELLANEOUS PROVISIONS
     SECTION 8.1 Amendment.
          (a) Any term or provision of this Agreement may be amended by the parties hereto without the consent of the Indenture Trustee, any Noteholder, the Issuer, any Enhancement Provider or any other Person; provided that (i) with respect to each Outstanding Series, either (A) any amendment that materially and adversely affects the interests of the Noteholders of such Outstanding Series shall require the consent of Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Notes of such Outstanding Series or (B) such amendment shall not, as evidenced by an Officer’s Certificate of either party hereto delivered to the Indenture Trustee and the Issuer, materially and adversely affect the interests of the Noteholders of such Outstanding Series, and (ii) any amendment that materially and adversely affects the interests of the Residual Interestholder, the Indenture Trustee, any Enhancement Provider or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected. The consent of the Residual Interestholder, any Enhancement Provider, the Indenture Trustee or the Owner Trustee shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given.
          (b) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.
          (c) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the parties hereto without the consent of any of the Noteholders of any Outstanding Series or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.
          (d) Prior to the execution of any amendment to this Agreement, the Buyer shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Buyer shall furnish a copy of such amendment to each Rating Agency, the Issuer, the Owner Trustee, any Enhancement Provider and the Indenture Trustee.
     SECTION 8.2 Protection of Right, Title and Interest to Receivables.
          (a) VCI shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering VDF’s right, title and interest to the Receivables and Collateral Security (other than the Lien held by VCI subject to Article VII hereof) relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of VDF hereunder. VCI shall deliver to VDF file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. VDF shall cooperate fully with VCI in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 8.2(a).
          (b) Within 30 days after VCI makes any change in its name, identity, corporate structure or jurisdiction of organization which would make any financing statement or continuation statement filed in accordance with Section 8.2(a) “seriously misleading” within the meaning of Section 9-506(b) of the UCC, VCI shall give VDF and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of VDF’s security interest in the Receivables and the proceeds thereof.
          (c) VCI will give VDF and the Indenture Trustee prompt written notice of any change of location of VCI for purposes of Section 9-307 of the UCC and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of VDF’s security interest in the Receivables and the proceeds thereof. VCI will at all times maintain its “location” within the United States of America.
          (d) VCI will deliver to VDF on each Addition Date on which any Additional Accounts are to be included as the Accounts pursuant to Section 2.4 hereof, an Opinion of Counsel as specified in Section 2.4; provided, however, that no such Opinion of Counsel shall be necessary in the case of Automatic Additional Accounts as contemplated in Section 2.5 of the Trust Sale and Servicing Agreement.
     SECTION 8.3 Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of VDF hereunder shall not be recourse to VDF (or any person or organization acting on behalf of VDF or any affiliate, officer or director of VDF), other than to any assets of VDF not pledged to third parties or otherwise encumbered in a manner permitted by VDF’s Limited Liability Company Agreement; provided, however, that any payment by VDF made in accordance with this Section 8.3 shall be made only after payment in full of any amounts that VCI is obligated to deposit in the Collection Account pursuant to this Agreement; provided further that the Noteholders shall be entitled to the benefits of the subordination of the Collections allocable to the Residual Interest to the extent provided in the Series Supplement.
     SECTION 8.4 Nonpetition Covenant. With respect to each Bankruptcy Remote Party, each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Financing, it will not institute against, or join any other Person in instituting against, any Bankruptcy Remote Party an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

     SECTION 8.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     SECTION 8.6 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered as specified in Appendix B to the Trust Sale and Servicing Agreement.
     SECTION 8.7 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or rights of the Noteholders.
     SECTION 8.8 Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by VCI without the prior consent of VDF and the Trust. VDF may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Trust Sale and Servicing Agreement which may be assigned to the Indenture Trustee pursuant to the Indenture.
     SECTION 8.9 Further Assurances. VCI agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by VDF more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.
     SECTION 8.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of VDF, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
     SECTION 8.11 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
     SECTION 8.12 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Trust, the Owner Trustee, the Indenture Trustee, the Noteholders, the Residual Interestholder, the Enhancement Providers and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.
     SECTION 8.13 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.
     SECTION 8.14 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
     SECTION 8.15 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:
          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, any documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Appendix B to the Trust Sale and Servicing Agreement; and
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VW CREDIT, INC.,
as Seller

By	/s/ David Schulz

Name: David Schulz
Title: Treasurer

By	/s/ LeSha Thorpe

Name: LeSha Thorpe
Title: Assistant Treasurer

VOLKSWAGEN DEALER FINANCE, LLC,
as Buyer

By	/s/ David Schulz

Name: David Schulz
Title: President and Treasurer

By	/s/ LeSha Thorpe

Name: LeSha Thorpe
Title: Assistant Treasurer

Schedule 1
List of Accounts
[On file with Servicer]

Schedule 2

EXHIBIT A
TO RPA
FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS
(As required by Section 2.4(b)(iii) of the Receivables Purchase Agreement)
     ASSIGNMENT No. ___OF RECEIVABLES IN ADDITIONAL ACCOUNTS dated as of ___, among VOLKSWAGEN DEALER FINANCE, LLC (“VDF”), as buyer, and VW CREDIT, INC. (“VCI”), as seller, pursuant to the Receivables Purchase Agreement referred to below.
WITNESSETH:
     WHEREAS, VCI and VDF are parties to an Amended and Restated Receivables Purchase Agreement dated as of August 11, 2005 (as amended or supplemented, the “Receivables Purchase Agreement”):
     WHEREAS, pursuant to the Receivables Purchase Agreement, VCI wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and Collateral Security of such Additional Accounts, whether now existing or hereafter created, to VDF as part of the corpus of the Trust (as each such term is defined in the Receivables Purchase Agreement); and
     WHEREAS, VDF is willing to accept such designation and conveyance subject to the terms and conditions hereof;
     NOW, THEREFORE, VCI and VDF hereby agree as follows:
     1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in Appendix A of the Amended and Restated Trust Sale and Servicing Agreement dated as of August 11, 2005 (as amended or supplemented, the “Trust Sale and Servicing Agreement”) unless otherwise defined herein. “Addition Date” shall mean, with respect to the Additional Accounts designated hereby, ___, ___.
     2. Designation of Additional Accounts. VCI hereby delivers herewith a computer file or microfiche or written list (which may be in electronic form) containing a true and complete list of all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such file or list shall, as of the date of this Assignment, supplement Schedule 1 to the Receivables Purchase Agreement.
     3. Conveyance of Receivables. VCI does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Receivables Purchase Agreement), to VDF, on the Addition Date all of its right, title and interest in, to and under the Receivables in such Additional Accounts and all Collateral Security with respect thereto, owned by VCI and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time, all monies due or to become due and all amounts received with respect thereto and all proceeds (including “proceeds” as defined in Section 9-102 of the UCC) thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by VDF of any obligation of the Servicer, VCI or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.
     4. Acceptance by VDF. Subject to the satisfaction of the conditions set forth in Section 6 of this Assignment, VDF hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to VDF pursuant to Section 3 of this Assignment.
     5. Conditions Precedent. The acceptance of VDF set forth in Section 4 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:
          a. Agreement. Each of the conditions set forth in Section 2.4(b) of the Receivables Purchase Agreement (other than Section 2.4(b)(i) in the case of Automatic Additional Accounts designated by VCI pursuant to Section 2.5(b) of the Trust Sale and Servicing Agreement) applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and
          b. Addition Information. VCI shall have delivered to VDF such information as was reasonably requested by VDF to satisfy itself as to the accuracy of the representation and warranty set forth in Section 2.4(b)(ii) of the Receivables Purchase Agreement.
     6. Ratification of Agreement. As supplemented by this Assignment, the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.
     7. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties in separate counterparts),each of which shall be an original but all of which together shall constitute one and the same instrument.
     8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION’S CONFLICT OF LAW PROVISIONS, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     9. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:
          a. submits for itself and its property in any legal action or proceeding relating to this Assignment, any documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          b. consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
          c. agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Appendix B to the Trust Sale and Servicing Agreement; and
          d. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.
[signature page to follow]

     IN WITNESS WHEREOF, VCI and VDF have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

VW CREDIT, INC.
By:
Name:
Title:

By:
Name:
Title:

VOLKSWAGEN DEALER FINANCE, LLC
By:
Name:
Title:

By:
Name:
Title:

Schedule 1
List of Accounts

[On File with Servicer]

A-1

Schedule 2
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
     In addition to the representations, warranties and covenants contained in the Receivables Purchase Agreement, VCI hereby represents, warrants, and covenants to VDF as follows on the Closing Date:
1. The Receivables Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of VDF, which in the case of the existing Receivables, is enforceable upon execution of the Receivables Purchase Agreement, and with respect to Additional Accounts and Automatic Additional Accounts then existing Receivables in Additional Accounts and Automatic Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to Receivables hereafter and thereafter created, and such security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from VCI.
2. The Receivables constitutes a “general intangible,” “instrument,” “account,” or “chattel paper,” within the meaning of the applicable UCC.
3. VCI owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.
4. VCI has received all consents and approvals to the sale of the Receivables hereunder to VDF required by the terms of the related Floorplan Financing Agreement to the extent that it constitutes an instrument.
5. VCI has caused or will have caused, within ten days after the effective date of the Receivables Purchase Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale and the security interest of the Receivables arising in the Accounts designated to VDF on the Closing Date and in Additional Accounts and Automatic Additional Accounts, and if any additional filing is necessary, within 10 days of the applicable Addition Date, in the case of Receivables arising in Additional Accounts or Automatic Additional Accounts.
7. To the extent that the Receivables constitute an instrument or tangible chattel paper, all original executed copies of each such instrument or tangible chattel paper have been delivered to VDF or to the Servicer as custodian.
8. Other than the security interest granted to VDF pursuant to the Receivables Purchase Agreement, VCI has not pledged, assigned, sold, granted a security interest in, or otherwise

A-2

conveyed any of the Receivables. VCI has not authorized the filing of, nor is aware of, any financing statements against VCI that include a description of collateral covering the Receivables other than any financing statement relating to any security interest granted pursuant to the Basic Documents or that has been terminated.
9. No instrument or tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than VDF or the Indenture Trustee.

A-3

EXHIBIT B
TO RPA
FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
     REASSIGNMENT NO. ___OF RECEIVABLES, dated as of_________, by and between VOLKSWAGEN DEALER FINANCE LLC (“VDF”), as buyer, and VW CREDIT, INC. (“VCI”), as seller, pursuant to the Receivables Purchase Agreement referred to below.
WITNESSETH:
     WHEREAS VCI and VDF are parties to the Amended and Restated Receivables Purchase Agreement dated as of August 11, 2005 (as amended or supplemented, the “Receivables Purchase Agreement”);
     WHEREAS, pursuant to the Receivables Purchase Agreement, VCI wishes to remove certain Accounts from designation to the Trust (the “Removed Accounts”) and to cause VDF to reconvey the Receivables of such Removed Accounts [arising since the Removal Commencement Date] [Note: Include preceding if the removal is without then existing Receivables.] and the Collateral Security thereof, whether now existing or hereafter created, and all amounts currently held by VDF or thereafter received by VDF or the Trust in respect of such Receivables in the Removed Accounts, from VDF to VCI (as each such term is defined in the Receivables Purchase Agreement); and
     WHEREAS VDF is willing to accept such removal and reconveyance of the Receivables in the Removed Accounts [arising since the Removal Commencement Date] [Note: Include preceding if the removal is without then existing Receivables.], such Collateral Security and any related amounts held or received by VDF or the Trust subject to the terms and conditions hereof.
     NOW, THEREFORE, VCI and VDF hereby agree as follows:
     1. Defined Terms. All terms defined in the Receivables Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.
     “Removal [and Reassignment] [Note: Include preceding if the removal is with then existing Receivables.] Date” shall mean, with respect to the Removal Accounts designated hereby,                                         ,                     .
     2. Notice of Removal Accounts.
          (a) Not less than five Business Days prior to the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date, VCI shall furnish to VDF and the Rating Agencies a written notice specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of certain Accounts from designation to the Trust and to removal of the Receivables of one or more Accounts [arising since the Removal Commencement Date] [Note: Include preceding if the removal is without then existing Receivables.] will occur, such date being a Removal [and Reassignment] [Note: Include preceding if the removal is with then existing Receivables.] Date.
          (b) On or before the fifth business day after the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date, VCI shall furnish to the Transferor a computer file, microfiche list or other list (which may be in electronic form) of the Removed Accounts that were removed on the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date, specifying for each Removed Accounts as of the related Removal [and Reassignment] [Note: Include preceding if the removal is with then existing Receivables.] Date its number, the aggregate amount outstanding in such Removed Accounts and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date and shall amend Schedule 1 to the Receivables Purchase Agreement.
     3. Conveyance of Receivables and Accounts.
          a. VDF does hereby transfer, assign, set over and otherwise convey to VCI, without recourse, representation or warranty on and after the Removal [and Reassignment] [Note: Include preceding if the removal is with then existing Receivables.][Commencement] [Note: Include preceding if the removal is without then existing Receivables.] Date, all right, title and interest of VDF and the Trust in, to and under all Receivables [now existing at the close of business on the Removal and Reassignment Date] [Note: Include preceding if the removal is with then existing Receivables.] [arising on such date] [Note: Include preceding if the removal is without then existing Receivables.] and thereafter created from time to time in Removed Accounts designated hereby, all Collateral Security thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables), all proceeds (as defined in Section 9-102 of the UCC) and Recoveries thereof.
          b. If requested by VCI, in connection with such transfer, VDF agrees to execute and deliver to VCI on or prior to the date of this Reassignment, a termination statement or release with respect to the Receivables [existing at the close of business on the Removal and Reassignment Date] [Note: Include preceding if the removal is with then existing Receivables.] [arising on the Removal Commencement Date] [Note: Include preceding if the removal is without then existing Receivables.] and thereafter created from time to time and Collateral Security thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by VDF of its lien on such Receivables in the Removed Accounts and the Collateral Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.
     4. Acceptance by VDF. VDF hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, VCI delivered to VDF the computer file or such microfiche or written list (which may be in electronic form) described in Section 2(b) of this Reassignment.
     5. Representations and Warranties of VCI. VCI hereby represents and warrants to VDF as of the date of this Reassignment and as of the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date:
          a. Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of VCI, enforceable against VCI in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and
          b. True and Complete List. The list of Removed Accounts described in Section 2(b) of this Assignment is, as of the Removal [and Reassignment] ] [Note: Include preceding if the removal is with then existing Receivables.] Date, true and complete in all material respects.
     6. Ratification of Agreement. As supplemented by this Reassignment, the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.
     7. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
     8. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS OR ANY OTHER JURISDICTION’S CONFLICT OF LAW PROVISIONS, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     9. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:
          a. submits for itself and its property in any legal action or proceeding relating to this Assignment, any documents executed and delivered in connection herewith or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          b. consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          c. agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Appendix B to the Trust Sale and Servicing Agreement; and
          d. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.
[signature page to follow]

     IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officer on the day and year first above written.

VW CREDIT, INC.
By:
Name:
Title:

By:
Name:
Title:

VOLKSWAGEN DEALER FINANCE, LLC
By:
Name:
Title:

By:
Name:
Title